UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Due to the estimated significance of the proposed acquisition (the “Acquisition”) by Patheon Inc. (the “Company”) of Sobel USA Inc. (“Sobel USA”) and Banner Pharmacaps Europe B.V. (“Banner Europe”), which is more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2012, and the probable nature of the Acquisition occurring, the Company is filing the below historical financial statements of each of Sobel USA and Banner Europe and the unaudited pro forma condensed combined financial statements giving effect to the Acquisition, even though the Acquisition has not yet been consummated.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Sobel USA as of December 31, 2011 and 2010 and for each of the years then ended are filed as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated financial statements of Sobel USA as of December 31, 2010 and 2009 and for each of the years then ended are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of Sobel USA as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.3 and incorporated herein by reference.

The audited financial statements of Banner Europe as of December 31, 2011 and 2010 and for each of the years then ended are filed as Exhibit 99.4 and incorporated herein by reference.

The audited financial statements of Banner Europe as of December 31, 2010 and 2009 and for each of the years then ended are filed as Exhibit 99.5 and incorporated herein by reference.

The unaudited financial statements of Banner Europe as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.6 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet and statement of operations of the Company as of and for the nine months ended July 31, 2012 and the unaudited pro forma combined statement of operations of the Company for the year ended October 31, 2011 are filed as Exhibit 99.7 and incorporated herein by reference.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2012	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

23.1	Consent of Smith Leonard PLLC.

23.2	Consent of BDO Audit & Assurance B.V.

99.1	Audited consolidated financial statements of Sobel USA as of December 31, 2011 and 2010 and for each of the years then ended.

99.2	Audited consolidated financial statements of Sobel USA as of December 31, 2010 and 2009 and for each of the years then ended.

99.3	Unaudited consolidated financial statements of Sobel USA as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011.

99.4	Audited financial statements of Banner Europe as of December 31, 2011 and 2010 and for each of the years then ended.

99.5	Audited financial statements of Banner Europe as of December 31, 2010 and 2009 and for each of the years then ended.

99.6	Unaudited financial statements of Banner Europe as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011.

99.7	Unaudited pro forma condensed combined financial information of the Company.